2nd Quarter 2010 Earnings Conference Call

August 10, 2010

As modified on August 12, 2010

STIFEL FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Explanation of the Modifications to our August 10, 2010 Earnings Presentation

In an effort to provide clarity around the merger with Thomas Weisel Partners Group, Inc. ("TWPG"), which closed on July 1, 2010 and the modification of our existing deferred compensation plan, which was approved by the board of Directors on August 3, 2010, we have modified some of the information provided in our investor presentation from August 10, 2010 ("Earnings presentation"). Unless noted below, the slides previously provided in the Earnings presentation have not changed.

We have revised our estimate of dilutive shares outstanding from 39.5 million shares, which was based on a year to date average, to 42.5 million shares, which provides an estimate of the impact of the merger and unit modification to dilutive shares for the second half of 2010. The following revisions have been made to our Earnings presentation:

- "Pro Forma Headcount" on slide 7 presents our associates at June 30, 2010 and the associates from TWPG that joined us as part of the merger. These amounts were combined into one amount in our Earnings presentation. We have also added the associate count at March 31, 2010 for comparative purposes.
- "Breakeven Sensitivity Model" on slide 28 is based on our 2010 consensus EPS estimate, not 2011 as previously disclosed.
- The revision of our estimate of diluted shares outstanding has changed our estimate of the impact of the merger-related costs to diluted EPS (after-tax) on slide 29 'Estimated Merger-Related Costs," our estimate of the impact of the unit modification to EPS as presented on slide 30 "Estimated Unit Modification Charge," and the book value/share and units, as presented on slide 31 "Pro Forma Equity Roll Forward."
- In addition, we are supplementing our Earnings presentation with a model that illustrates the impact of the unit modification and our revised estimate of diluted EPS, based on second half 2010 consensus estimates for Stifel and TWPG (full year consensus prior to our 2nd quarter earnings release on August 10, 2010 divided in half), on slide 32 "Pro Forma Estimate and Unit Vesting."

Chairmen's Comments

"We are very pleased to report record quarterly revenue and record six-month net income and revenue results, which reflect the investments we've made over the past several years. The merger with Thomas Weisel Partners closed on July 1, 2010, and we are confident that through the synergies of the combined company we can build the premier middle-market investment bank. Our capital raising and strategic advisory deal pipeline is promising, although we recognize that we will need a functional market environment to realize its full revenue potential. Looking forward, we will continue our goal of balanced growth by capitalizing on opportunities to build-out our Global Wealth Management business," commented Chairman and Chief Executive Officer Ronald J. Kruszewski.

Co-Chairman Thomas W. Weisel added, "We are very excited to be a part of the Stifel platform. With the major components of the integration complete, the reception we've received so far by our clients has been very complimentary. Together, we are now better positioned to strengthen our client relationships through the company's significant resources, additional products and expanded reach."



Financial Highlights

Three Months Ended June 30, 2010 Highlights

- Record net revenues of $328 million, a 25% increase over the 2nd quarter of 2009 (2Q09) and a 5% increase over the 1st quarter of 2010 (1Q10).
  - The Global Wealth Management (GWM) segment posted net revenues of $200 million, a 47% increase over 2Q09 and remained relatively unchanged from 1Q10.
  - The Institutional Group (IG) segment posted net revenues of $125 million, which was relatively consistent with 2Q09 and a 10% increase from 1Q10.
- Net income of $21 million, or $0.60 per diluted share, a 33% increase over 2Q09 and an 11% decrease from 1Q10.
- Excluding TWP merger-related charges, non-GAAP net income was $24.1 million, or $0.69 per diluted share.
- Pre-tax margin for the three months ended June 30, 2010 (2Q10) was 11% compared to 10% for 2Q09 and 13% for 1Q10. Non-GAAP pre-tax margin of 13%.
- For the three months ended June 30, 2010, annualized return on average equity was 11% compared to 10% for 2Q09 and 11% for 1Q10. Non-GAAP 2Q10 annualized return on average equity was 12%.

Six Months Ended June 30, 2010 Highlights

- Record net revenues of $640 million, a 33% increase over the comparable period in 2009.
  - The GWM segment posted net revenues of $399 million, a 59% increase over the comparable period in 2009.
  - The IG segment posted net revenues of $238 million, a 3% increase over the comparable period in 2009.
- Record net income of $45 million, or $1.28 per diluted share, a 55% increase over the comparable period in 2009.
- Excluding TWP merger-related charges, non-GAAP net income was $48 million, or $1.37 per diluted share.
- Pre-tax margin for the six months ended June 30, 2010 was 12% compared to 10% for the comparable period in 2009. Non-GAAP pre-tax margin of 13%.
- For the six months ended June 30, 2010, annualized return on average equity was 10% compared to 9% for the comparable period in 2009. Non-GAAP annualized return on average equity was 11%.

Stifel Financial Corp.
Pro Forma Headcount

	Stifel 6/30/10	TWPG Associates	Proforma 6/30/10	3/31/10	6/30/09	% Change: Proforma vs. 3/31/10	% Change: Proforma vs. 6/30/09
Global Wealth Management:							
Financial advisors	1,916	8	1,924	1,900	1,562	1.3%	23.2%
Branch support	1,067	15	1,082	1,051	849	2.9%	27.4%
Asset management & trading	152	23	175	150	135	16.7%	29.6%
Stifel Bank & Trust	100	-	100	92	76	8.7%	31.6%
	3,235	46	3,281	3,193	2,622	2.8%	25.1%
Institutional Group:							
Investment banking	176	96	272	172	159	58.1%	71.1%
Research	155	74	229	153	158	49.7%	44.9%
Equity sales and trading	159	49	208	158	155	31.6%	34.2%
Fixed income sales and trading	180	-	180	179	169	0.6%	6.5%
Public finance	61	-	61	61	65	0.0%	(6.2%)
Support	40	-	40	41	15	(2.4%)	166.7%
	771	219	990	764	721	29.6%	37.3%
Other:							
Support associates	559	59	618	541	489	14.2%	26.4%
Other	22	-	22	20	17	10.0%	29.4%
	581	59	640	561	506	14.1%	26.5%
Total associates	4,587	324	4,911	4,518	3,849	8.7%	27.6%

Stifel Financial

Stifel Financial Corp.
Three months ended June 30, 2010 Results

($ in thousands)	Three Months Ended June 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Three Months ended 6/30/2009	% Change GAAP	% Change Non-GAAP
Net revenues	$ 328,009	$ -	$ 328,009	$ 261,505	25.4%	25.4%
Compensation and benefits	216,907	3,119	213,788	175,881	23.3%	21.6%
Non-comp operating expenses	75,157	1,906	73,251	59,515	26.3%	23.1%
Total non-interest expenses	292,064	5,025	287,039	235,396	24.1%	21.9%
Income before income taxes	35,945	(5,025)	40,970	26,109	37.7%	56.9%
Provision for income taxes	14,836	(2,074)	16,910	10,294	44.1%	64.3%
Net income	$ 21,109	$ (2,951)	$ 24,060	$ 15,815	33.5%	52.1%
Diluted EPS	$ 0.60	$ (0.09)	$ 0.69	$ 0.51	17.6%	35.3%
Ratios to net revenues:						
Compensation and benefits	66.1%		65.2%	67.3%		
Operating expenses	22.9%		22.3%	22.7%		
Income before income taxes	11.0%		12.5%	10.0%		

STIFEL FINANCIAL

Stifel Financial Corp.
Six months ended June 30, 2010 Results

($ in thousands)	Six Months Ended June 30, 2010 GAAP	Merger-Related Charges	Non-GAAP	Six Months ended 6/30/2009	% Change GAAP	% Change Non-GAAP
Net revenues	$ 640,039	$ -	$ 640,039	$ 481,486	32.9%	32.9%
Compensation and benefits	423,149	3,119	420,030	323,721	30.7%	29.8%
Non-comp operating expenses	141,380	1,908	139,472	109,501	29.1%	27.4%
Total non-interest expenses	564,529	5,027	559,502	433,222	30.3%	29.1%
Income before income taxes	75,510	(5,027)	80,537	48,264	56.5%	66.9%
Provision for income taxes	30,661	(2,041)	32,702	19,272	59.1%	69.7%
Net income	$ 44,849	$ (2,986)	$ 47,835	$ 28,992	54.7%	65.0%
Diluted EPS	$ 1.28	$ (0.09)	$ 1.37	$ 0.94	36.2%	45.7%
Ratios to net revenues:						
Compensation and benefits	66.1%		65.6%	67.3%		
Operating expenses	22.1%		21.8%	22.7%		
Income before income taxes	11.8%		12.6%	10.0%		

STIFEL FINANCIAL

Source of Revenues

($ in thousands)	Quarter Ended					Six Months Ended				
				% of Net Revenues					*% of Net Revenues*	
	6/30/10	6/30/09	% Change	*6/30/10*	*6/30/09*	6/30/10	6/30/09	% Change	*6/30/10*	*6/30/09*
Revenues										
Principal transactions	$ 122,923	$ 121,261	1.4%	*37.4%*	*46.4%*	$ 240,343	$ 218,539	10.0%	*37.5%*	*45.4%*
Commissions	103,634	80,721	28.4%	*31.6%*	*30.9%*	208,669	155,331	34.3%	*32.6%*	*32.3%*
Asset mgt and service fees	44,138	25,433	73.5%	*13.5%*	*9.7%*	85,241	51,254	66.3%	*13.3%*	*10.6%*
Investment banking	41,252	24,702	67.0%	*12.6%*	*9.5%*	75,473	40,206	87.7%	*11.8%*	*8.4%*
Other	3,757	1,849	103.2%	*1.1%*	*0.7%*	5,702	1,076	429.9%	*0.9%*	*0.2%*
Total operating revenues	315,704	253,966	24.3%	*96.2%*	*97.2%*	615,428	466,406	32.0%	*96.1%*	*96.9%*
Interest revenue	14,654	10,584	38.5%	*4.5%*	*4.0%*	29,301	20,476	43.1%	*4.6%*	*4.2%*
Total revenues	330,358	264,550	24.9%	*100.7%*	*101.2%*	644,729	486,882	32.4%	*100.7%*	*101.1%*
Interest expense	2,349	3,045	(22.9%)	*0.7%*	*1.2%*	4,690	5,396	(13.1%)	*0.7%*	*1.1%*
Net revenues	$ 328,009	$ 261,505	25.4%	*100.0%*	*100.0%*	$ 640,039	$ 481,486	32.9%	*100.0%*	*100.0%*

Principal Transactions

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	Quarter Ended % Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	Six Months Ended % Change
Principal transactions:						
Taxable debt	**$ 60,108**	$ 84,830	**(29.1%)**	**$ 124,798**	$ 149,986	**(16.8%)**
Municipal debt	**20,032**	15,461	**29.6%**	**36,874**	31,917	**15.5%**
Equities	**29,630**	12,359	**139.7%**	**51,915**	20,930	**148.0%**
Other	**13,153**	8,611	**52.7%**	**26,756**	15,706	**70.4%**
	$ 122,923	$ 121,261	**1.4%**	**$ 240,343**	$ 218,539	**10.0%**

STIFEL FINANCIAL

Stifel Financial Corp.
Non-Interest Expenses

($ in thousands)	Quarter Ended					Six Months Ended				
				% of Net revenues					% of Net revenues	
	6/30/10	6/30/09	% Change	6/30/10	6/30/09	6/30/10	6/30/09	% Change	6/30/10	6/30/09
Net revenues	$ 328,009	$ 261,505	25.4%	100.0%	100.0%	$ 640,039	$ 481,486	32.9%	100.0%	100.0%
Non-interest expenses:										
Compensation and benefits	196,571	161,998	21.3%	59.9%	61.9%	383,541	297,683	28.8%	59.9%	61.8%
Transitional pay	20,336	13,883	46.5%	6.2%	5.4%	39,608	26,038	52.1%	6.2%	5.5%
Total compensation and benefits	216,907	175,881	23.3%	66.1%	67.3%	423,149	323,721	30.7%	66.1%	67.3%
Occupancy and equipment rental	26,595	20,714	28.4%	8.1%	7.9%	51,453	38,581	33.4%	8.0%	8.0%
Communication and office supplies	15,925	13,129	21.3%	4.9%	5.0%	30,343	24,974	21.5%	4.7%	5.2%
Commissions and floor brokerage	5,272	6,321	(16.6%)	1.6%	2.4%	11,016	10,681	3.1%	1.7%	2.2%
Other operating expenses	27,365	19,351	41.4%	8.3%	7.4%	48,568	35,265	37.7%	7.7%	7.3%
Total non-compensation expense	75,157	59,515	26.3%	22.9%	22.7%	141,380	109,501	29.1%	22.1%	22.7%
Income before income taxes	35,945	26,109	37.7%	11.0%	10.0%	75,510	48,264	56.5%	11.8%	10.0%
Provision for income taxes	14,836	10,294	44.1%	4.5%	3.9%	30,661	19,272	59.1%	4.8%	4.0%
Net income	$ 21,109	$ 15,815	33.5%	6.5%	6.1%	$ 44,849	$ 28,992	54.7%	7.0%	6.0%

Segment Comparison

($ in thousands)	Quarter Ended			Six Months Ended		
	6/30/10	6/30/09	% Change	6/30/10	6/30/09	% Change
Net revenues:						
Global Wealth Management	$ 199,940	$ 136,200	46.8%	$ 399,361	$251,252	58.9%
Institutional Group	124,602	125,136	(0.4%)	237,894	230,608	3.2%
Other	3,467	169	*	2,784	(374)	*
	$ 328,009	$ 261,505	25.4%	$ 640,039	$481,486	32.9%
Operating contribution:						
Global Wealth Management	40,441	23,197	74.3%	79,599	41,319	92.6%
Institutional Group	30,769	31,850	(3.4%)	58,225	57,884	0.6%
Other	(35,265)	(28,938)	21.9%	(62,314)	(50,939)	22.3%
	$ 35,945	$ 26,109	37.7%	$ 75,510	$ 48,264	56.5%

* Percentage is not meaningful.

Global Wealth Management

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues	$ 199,940	$ 136,200	46.8%	$ 399,361	$ 251,252	58.9%
Compensation and benefits	108,436	74,244	46.1%	218,303	138,496	57.6%
Transition pay	15,173	9,585	58.3%	30,044	17,962	67.3%
Total compensation and benefits	123,609	83,829	47.5%	248,347	156,458	58.7%
Non-comp operating expenses	35,890	29,174	23.0%	71,415	53,475	33.5%
Total non-interest expenses	159,499	113,003	41.1%	319,762	209,933	52.3%
Income before income taxes	$ 40,441	$ 23,197	74.3%	$ 79,599	$ 41,319	92.6%
Ratios to net revenues:						
Compensation and benefits	54.2%	54.5%		54.7%	55.1%	
Transition pay	7.6%	7.0%		7.5%	7.2%	
Total compensation and benefits	61.8%	61.5%		62.2%	62.3%	
Operating expenses	18.0%	21.5%		17.9%	21.3%	
Income before income taxes	20.2%	17.0%		19.9%	16.4%	

STIFEL FINANCIAL

Stifel Bank & Trust

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Net revenues:						
Interest	8,171	3,776	116.4%	16,258	7,434	118.7%
Other income	1,062	1,377	(22.9%)	3,175	2,046	55.2%
Total revenues	9,233	5,153	79.2%	19,433	9,480	105.0%
Interest expense	287	1,008	(71.5%)	734	1,694	(56.7%)
Total net revenues	8,946	4,145	115.8%	18,699	7,786	140.2%
Compensation and benefits	1,036	621	66.8%	2,065	1,032	100.1%
Non-comp operating expenses	3,601	1,854	94.2%	8,080	3,309	144.2%
Total non-interest expenses	4,637	2,475	87.4%	10,145	4,341	133.7%
Income before income taxes	$ 4,309	$ 1,670	158.0%	$ 8,554	$ 3,445	148.3%
Ratios to net revenues						
Compensation & benefits	11.6%	15.0%		11.0%	13.3%	
Non-comp operating expenses	40.3%	44.7%		43.2%	42.5%	
Efficiency ratio	50.1%	50.7%		52.8%	44.1%	
Income before income taxes	48.1%	40.3%		45.8%	44.2%	

Stifel Bank & Trust

Low Risk Asset Growth

- Assets of $1.40 billion, up 22% from the prior year-end balance of $1.14 billion
- Investment portfolio of $740 million, up 28% from the prior year-end balance of $579 million
- Loan portfolio of $436 million, up 9% from prior year-end balance of $401 million
- Deposits of $1.26 billion, up 22% from prior year balance of $1.03 billion

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.24%
  - Non-performing assets to total assets of 0.16%
  - $1.1 million LTM losses on $1.4 billion in assets
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	6/30/10	12/31/09	6/30/09	6/30/10	12/31/09	6/30/09
Agency investments	$ 590,611	$ 434,031	$ 28,536	*50.2%*	*44.3%*	*7.9%*
Consumer	235,785	226,648	30,025	*20.0%*	*23.1%*	*8.3%*
Non-agency investments	149,510	144,457	104,702	*12.7%*	*14.7%*	*29.0%*
Mortgage	146,825	143,443	123,705	*12.5%*	*14.6%*	*34.3%*
Commercial	54,353	30,993	73,823	*4.6%*	*3.2%*	*20.5%*
	$ 1,177,084	$ 979,572	$ 360,791	*100%*	*100%*	*100%*

Institutional Group

($ in thousands)	Quarter Ended 6/30/10	6/30/09	% Change	Six Months Ended 6/30/10	6/30/09	% Change
Net revenues	$ 124,602	$ 125,136	(0.4%)	$ 237,894	$ 230,608	3.2%
Compensation and benefits	68,476	70,237	(2.5%)	130,697	129,261	1.1%
Transition pay	4,102	4,013	2.2%	8,185	7,507	9.0%
Total compensation and benefit	72,578	74,250	(2.3%)	138,882	136,768	1.5%
Non-comp operating expenses	21,255	19,036	11.7%	40,787	35,956	13.4%
Total non-interest expenses	93,833	93,286	0.6%	179,669	172,724	4.0%
Income before income taxes	$ 30,769	$ 31,850	(3.4%)	$ 58,225	$ 57,884	0.6%
Ratios to net revenues:						
Compensation and benefits	55.0%	56.1%		54.9%	56.1%	
Transition pay	3.2%	3.2%		3.3%	3.2%	
Total compensation and benefit	58.2%	59.3%		58.4%	59.3%	
Operating expenses	17.1%	15.3%		17.1%	15.6%	
Income before income taxes	24.7%	25.4%		24.5%	25.1%	

Stifel Financial

Institutional Group Revenues

($ in thousands)	Quarter Ended 6/30/10	Quarter Ended 6/30/09	% Change	Six Months Ended 6/30/10	Six Months Ended 6/30/09	% Change
Sales and trading:						
Equity	$ 44,099	$ 38,078	15.8%	$ 82,751	$ 74,865	10.5%
Fixed income	44,263	63,054	(29.8%)	88,608	116,502	(23.9%)
	88,362	101,132	(12.6%)	171,359	191,367	(10.5%)
Investment Banking:						
Capital raising	25,220	11,391	121.4%	45,224	14,820	205.2%
Advisory fees	10,539	10,467	0.7%	19,453	20,473	(5.0%)
	35,759	21,858	63.6%	64,677	35,293	83.3%
Other revenue	481	2,146	(77.6%)	1,858	3,948	(52.9%)
Total net revenue	$ 124,602	$ 125,136	(0.4%)	$ 237,894	$ 230,608	3.2%
Ratios to net revenues:						
Sales & trading	70.9%	80.8%		72.0%	83.0%	
Investment banking	28.7%	17.5%		27.2%	15.3%	

STIFEL FINANCIAL



Financial Condition

Statement of Financial Condition



$4,000
$3,000
$2,000
$1,000
$0
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
$3,371
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Total Assets *($ millions)*



$1,250
$1,000
$750
$500
$250
$0
$135
$166
$225
$290
$520
$676
$956
$1,010
$35
$100
$35
$131
$70
$155
$70
$220
$95
$425
$83
$593
$83
$873
$83
$927
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Total Capitalization *($ millions)*

Defined as stockholder's equity plus the trust preferred securities.



4x
3x
2x
1x
x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.3x
3.3x
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Leverage Ratio



$30
$20
$10
$0
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$30.02
2003
2004
2005
2006
2007
2008
2009
Q2 2010

Book Value Per Share

STIFEL FINANCIAL

Capital Structure
As of June 30, 2010

($ in thousands)

Total Assets	$ 3,370,707
Stockholders' Equity	$ 927,087
Debentures to:	
Stifel Financial Capital Trust II - LIBOR plus 1.70% (fixed at 6.38% until 9/30/10), due 9/30/35	$ 35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/37	$ 35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/37	$ 12,500
Total Debentures *(average 6.64% per annum)*	$ 82,500
Total Capitalization	$ 1,009,587

Ratios:	
Equity to Assets	27.50%
Capitalization to Assets	29.95%
Debentures to Equity	8.90%
Leverage Ratio	3.3x
Equity Capitalization	3.6x

Level 3 Assets

($ in thousands)	Carrying Value 6/30/10	Carrying Value 12/31/09
Auction Rate Securities (ARS)	$ 73,634	$ 56,003
Stifel Bank & Trust Investments	-	2,693
Trading Securities	9,124	1,243
Other Investments	6,935	5,426
Level 3 assets (excluding ARS)	16,059	9,362
Total Level 3 assets	$ 89,693	$ 65,365
Percentage of Equity	*9.7%*	*7.5%*
Percentage of Equity (excluding ARS)	*1.7%*	*1.1%*

Other Financial Data

	6/30/10	3/31/10	6/30/09	Q2 10 vs. Q1 10	Q2 10 vs. Q2 09
Total assets (000s):					
Stifel Nicolaus and Stifel Financial	$ 1,977,879	$ 2,112,054	$ 1,755,684	(6.4%)	12.7%
Stifel Bank	1,392,828	1,115,329	532,308	24.9%	161.7%
	$ 3,370,707	$ 3,227,383	$ 2,287,992	4.4%	47.3%
Shareholders' equity (000's)	$ 927,087	$ 912,404	$ 702,703	1.6%	31.9%
Book value per share	$30.02	$29.50	$24.86	1.8%	20.8%
Financial advisors*	1,916	1,900	1,562	0.9%	22.7%
Full-time associates	4,587	4,518	3,849	1.6%	19.2%
Locations	301	294	239	2.4%	26.0%
Total client assets (000's)	$ 92,423,000	$ 95,319,000	$ 64,653,000	(3.1%)	43.0%

* Includes all retail Financial Advisors.

STIFEL FINANCIAL

TWP Merger



TWPG Merger
Deal Consideration

(in thousands, except price to book value)	Shares	Value (1)	Price to Book Value
TWPG common stock	3,719	$ 161,389	
TWPG exchangable shares	780	33,847	
Less: TWPG shares held by Stifel	(53)	(2,308)	
	4,446	192,928	1.08x
TWPG restricted stock units	1,868	81,064	
Total consideration	6,314	273,992	1.54x

TWPG equity (before purchase accounting adjustments)	$ 178,000
Estimated premium (before purchase accounting adjustments)	114,000

(1) Value determined using SF closing share price on June 30, 2010 of $43.39.

Merger timeline:

Stifel Financial Corp. and Thomas Weisel Partners Group, Inc. enter into a definitive agreement to acquire 100% of the outstanding shares of TWPG common stock on April 26, 2010.

TWPG shareholders approve the merger with Stifel Financial Corp on June 22, 2010.

The merger closes on July 1, 2010.

STIFEL FINANCIAL

Stifel Financial Corp.
Pro Forma Combined Net Revenues

($ in thousands)	Six Months Ended June 30, 2010 Stifel	TWPG	Pro Forma Combined
Revenues			
Principal transactions & commissions	$ 449,012	$ 37,730	$ 486,742
Asset mgt and service fees	85,241	7,252	92,493
Investment banking	75,473	46,235	121,708
Other	5,702	-	5,702
Total operating revenues	615,428	91,217	706,645
Interest revenue	29,301	266	29,567
Total revenues	644,729	91,483	736,212
Interest expense	4,690	1,136	5,826
Net revenues	$ 640,039	$ 90,347	$ 730,386

TWPG Merger
Estimated Annual Fixed Operating Expenses

($ in thousands)	Stifel (1)	TWPG Estimate (2)	Total
Fixed operating expenses:			
Occupancy and equipment rental	$103,000	$ 10,400	$113,400
Communication and office supplies	60,600	10,800	71,400
Commissions and floor brokerage	22,000	2,300	24,300
Other operating expenses	93,200	23,500	116,700
Total fixed operating expenses	$278,800	$ 47,000	$325,800

(1) Stifel run-rate excludes non-GAAP merger-related charges.

(2) TWPG costs are estimated fixed operating expenses, not including variable costs.

STIFEL FINANCIAL

TWPG Merger
Breakeven Sensitivity Model

($ in thousands)	Breakeven net income	% of net revenues	Breakeven EPS (1)	% of net revenues
Net revenues	$ 109,575	100%	$ 147,500	100%
Fixed compensation	5,000	4.6%	5,000	3.4%
Variable compensation	55,000	50.2%	73,900	50.1%
Total compensation	60,000	54.8%	78,900	53.5%
Fixed operating expenses	47,000	42.9%	47,000	31.9%
Variable operating expenses	2,575	2.3%	3,466	2.3%
Total operating expenses	49,575	45.2%	50,466	34.2%
Pre-tax contribution	-	0.0%	18,134	12.3%
Income tax expense (assumes 40% rate)	-	0.0%	7,254	4.9%
Net income	-	0.0%	$ 10,880	7.4%
Impact to diluted EPS (net of tax)	*$ -*		*$ 2.86*	

(1) EPS breakeven analysis based upon 2010 consensus EPS estimate of $2.86 per share and management's estimate of the diluted share impact, net of buybacks, of the merger estimated at 3.8 million shares.

STIFEL FINANCIAL

TWPG Merger
Estimated Merger-Related Costs

($ in thousands)	Quarter Ended 6/30/10	9/30/10	12/31/10	12/31/11
Operating expenses:				
Compensation and benefits	$ 3,100	$ 177,050 (1)	$ 700	-
Occupancy and equipment rental	-	7,000	500	500
Communication and office supplies	-	5,500	1,500	1,250
Commissions and floor brokerage	-	150	150	150
Other operating expenses	1,900	150	150	100
Total operating expenses	$ 5,000	$ 189,850	$ 3,000	$ 2,000
After-tax impact	**$ 3,000**	**$ 113,910**	**$ 1,800**	**$ 1,200**
Impact to diluted EPS (net of tax)	$ (0.09) (2)	$ (2.68) (3)	$ (0.04) (3)	$ (0.03) (3)

(1) Includes non-cash compensation expense related to the modification of our deferred compensation plan of $176.1 million ($166.8 million of unit expense and $9.3 million of optional investment awards), severance and other merger-related costs.

(2) Amounts for the quarter ending June 30, 2010 are actual.

(3) Calculated using an effective tax rate of 40% and fully-diluted shares outstanding of 42.5 million.

STIFEL FINANCIAL

Estimated Unit Modification Charge

On August 3, 2010, the Board approved the modification of the existing Stifel Financial Corp. deferred compensation plan to align the requirements for vesting with that of the TWPG deferred compensation plan, whereby forfeiture would not result from an event of termination, except termination for cause, provided that the employee does not compete with our company or violate non-solicitation provisions during the remaining term of the award. Pursuant to Accounting Standards Codification Topic 718 "*Stock Compensation*," this action accelerated the non-cash compensation expense associated with all outstanding deferred compensation awards as of August 9, 2010, resulting in an after tax charge of approximately $104.8 million.

	Earnings		Shareholders' Equity	
($ in thousands)	Pre-tax expense	Impact to EPS (1)		
Unit amortization:				
Quarter ended 9/30/10	$ 14,000	0.20	Proforma combined equity	$ 1,135,800
Quarter ended 12/31/10	14,700	0.21	Unit modification (2)	166,800
	28,700	0.41	Non-cash charge (3)	(104,800)
Year ended December 31:			Net impact (4)	62,000
2011	48,900	0.69	Stifel proforma	$ 1,197,800
2012	38,700	0.55		
Thereafter	59,800	0.84		
	$ 176,100			

(1) Represents positive future after-tax impact to earnings per share. Calculated using 42.5 million dilutive shares outstanding.

(2) Represents the increase to equity due to the plan modification.

(3) Represents the tax benefit associated with the non-cash charge of $166.8 million for the modification of the Stifel plan.

(4) Represents the net impact to shareholders' equity as a result of the plan modification.

Stifel Financial Corp.

Pro Forma Equity Roll Forward

($ in thousands)	6/30/10	TWPG	Proforma Combined	Unit Modification	Stifel Proforma
Beginning Equity (1/1/2010)	$ 873,500	$ -	$ 873,500	$ -	$ 873,500
Net income	45,000	-	45,000	-	45,000
Merger Consideration	-	274,000	274,000	-	274,000
Share repurchase into treasury	(24,000)	(66,000)	(90,000)	-	(90,000)
Unit Modification	-	-	-	166,000	166,000
Stock Based Compensation	29,000	-	29,000	(104,000)	(75,000)
Other	4,300	-	4,300	-	4,300
Ending Equity	$ 927,800	$ 208,000	$ 1,135,800	$ 62,000	$ 1,197,800

(Shares in thousands)	6/30/10	TWPG	Proforma Combined	Unit Modification	Stifel Proforma
Shares outstanding	31,383	4,446	35,829	-	35,829
Shares repurchased	(500)	(1,500)	(2,000)	-	(2,000)
Shares outstanding	30,883	2,946	33,829	-	33,829
Units outstanding	7,431	2,114 (2)	9,545	-	9,545
Share and units outstanding	38,314	5,060	43,374	-	43,374
Book value	$ 30.02				$ 35.41
Book value/share and units (1)	$ 25.22				$ 28.76

(1) Equity plus tax benefit upon unit conversion ($38.6m and $49.6m, respectively) / shares plus vested units.

(2) Includes 1,868 shares exchanged for outstanding TWPG units plus 246 units issued at time of merger.

STIFEL FINANCIAL

Stifel Financial Corp.
Pro Forma Estimate and Unit Vesting

(in thousands, except per share data)	Stifel 2010E Consensus (1)	Stifel Consensus (2)	TWPG Breakeven EPS	Proforma Combined pre-unit Vesting	Unit Vesting	Proforma after Unit Vesting
		2010E Half Year Proforma Illustration				
Net revenues	$ 1,352,100	$ 676,050	$ 73,750	$ 749,800	$ -	$ 749,800
Compensation and benefits	878,600	439,300	39,450	478,750	(28,700)	450,050
Non-comp operating expenses	297,200	148,600	25,233	173,833	-	173,833
Total non-interest expenses	1,175,800	587,900	64,683	652,583	(28,700)	623,883
Income before income taxes	176,300	88,150	9,067	97,217	28,700	125,917
Provision for income taxes	69,200	34,600	3,627	38,227	11,200	49,427
Net income	$ 107,100	$ 53,550	$ 5,440	$ 58,990	$ 17,500	$ 76,490
Shares outstanding EPS	37,400	37,400	3,800	41,200	1,300	42,500
Earnings per share	$ 2.86	$ 1.43	$ 1.43	$ 1.43		$ 1.80

(1) Represents full-year consensus prior to our Q2 earnings release on August 10, 2010.

(2) Represents one half of Stifel full year 2010 consensus estimates.

STIFEL FINANCIAL


Regulatory
Reform

Dodd-Frank Wall Street Reform and Consumer Protection Act
Provisions of Interest to Stifel Financial Corp.

- Fiduciary Duty
- SEC Authority to Restrict Mandatory Pre-Dispute Arbitration
- Consumer Financial Protection
- New Fees
  - Higher Deposit Insurance Costs
  - SIPC Fees
- Volcker Rule

Q&A